SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):  November 3, 1999

                      AMERICAN HOME PRODUCTS CORPORATION
            (Exact name of registrant as specified in its charter)


   Delaware                         1-1225                    13-2526821
(State or other jurisdiction     (Commission File          (IRS Employer of
incorporation)                      Number)               Identification No.)




Five Giralda Farms, Madison, New Jersey                  07940
(Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code:  973-660-5000

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Item 5.  Other Events

       On November 3, 1999, American Home Products Corporation ("AHP"), Wolverine Sub Corp., a wholly owned subsidiary of AHP ("Merger Sub"), and Warner-Lambert Company ("Warner-Lambert") entered into an Agreement and Plan of Merger (the "Merger Agreement"). As a result of the merger (the "Merger"), each outstanding share of Warner-Lambert common stock par value $1.00 per share ("Warner-Lambert Common Stock") will be converted into
1.4919 shares of AHP common stock par value $0.33-1/3 ("AHP Common Stock"). The combined company after the merger will be named AmericanWarner, Inc. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

     A copy of AHP's and Warner-Lambert's joint press release dated November 4, 1999 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     In connection with the execution of the Merger Agreement, AHP and Warner-Lambert entered into Stock Option Agreements, each dated as of November 3, 1999 (the "Stock Option Agreements"), pursuant to which (i) AHP has granted to Warner-Lambert an option to purchase up to 194,551,963 shares of AHP Common Stock at a price of $56.00 per share, and (ii) Warner-Lambert has granted AHP an option to purchase up to 127,940,538 shares of Warner-Lambert Common Stock at a price of $83.81 per share. The Stock Option Agreements are exercisable only upon the occurrence of certain events specified in the Stock Option Agreements. Copies of the Stock Option Agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

     The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests. Consummation of the Merger is subject to various conditions, including, among other things, receipt of the necessary approvals of Warner-Lambert's and AHP's stockholders and receipt of required regulatory approvals.

     The foregoing description of the Merger Agreement, the Stock Option Agreements and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the Stock Option Agreements.

Item 7.    Financial Statements and Exhibits

     (c)  Exhibits

          (2.1) Agreement and Plan of Merger, dated as of November 3, 1999 among American Home Products Corporation, Wolverine Sub Corp., and Warner-Lambert Company.

          (10.1) Stock Option Agreement, dated as of November 3, 1999 between American Home Products Corporation, as Issuer and Warner-Lambert Company, as Grantee.

          (10.2) Stock Option Agreement, dated as of November 3, 1999 between Warner-Lambert Company, as Issuer and American Home Products Corporation, as Grantee.

          (99.1) Press Release, dated November 4, 1999 announcing the execution of the Merger Agreement.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          AMERICAN HOME PRODUCTS CORPORATION



                                      By:  /s/ Paul J. Jones
                                         --------------------------------
                                         Name:  Paul J. Jones
                                         Title: Vice President and Comptroller
                                                (Duly Authorized Signatory and
                                                Chief Accounting officer)



Dated:  November 8, 1999

                                 EXHIBIT INDEX



                 (2.1) Agreement and Plan of Merger, dated as of November 3, 1999 among American Home Products Corporation, Wolverine Sub Corp., and Warner-Lambert Company.

                 (10.1) Stock Option Agreement, dated as of November 3, 1999 between American Home Products Corporation, as Issuer and Warner-Lambert Company, as Grantee.

                 (10.2) Stock Option Agreement, dated as of November 3, 1999 between Warner-Lambert Company, as Issuer and American Home Products Corporation, as Grantee.

                 (99.1) Press Release, dated November 4, 1999 announcing the execution of the Merger Agreement.